    As filed with the Securities and Exchange Commission on January 29, 1997
                                                           Registration No. 333-

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933




                         COMPRESSION LABS, INCORPORATED
             (Exact name of registrant as specified in its charter)



             DELAWARE                            94-2390960
      (State of Incorporation)        (I.R.S. Employer Identification No.)



                             350 EAST PLUMERIA DRIVE
                               SAN JOSE, CA 95134
                                 (408) 435-3000
                    (Address of principal executive offices)


                             1980 STOCK OPTION PLAN
                        1984 EMPLOYEE STOCK PURCHASE PLAN
                       1984 SUPPLEMENTAL STOCK OPTION PLAN
                 1992 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN
                            (Full title of the plans)


    MICHAEL E. SEIFERT, VICE PRESIDENT, FINANCE AND CHIEF ACCOUNTING OFFICER
                         COMPRESSION LABS, INCORPORATED
                             350 EAST PLUMERIA DRIVE
                               SAN JOSE, CA 95134
                                 (408) 435-3000

 (Name, address, including zip code, and telephone number, including area code, of agent for service)



                                   Copies to:
                              CRAIG E. DAUCHY, ESQ.
                               COOLEY GODWARD LLP
                              FIVE PALO ALTO SQUARE
                               3000 EL CAMINO REAL
                               PALO ALTO, CA 94306
                                 (415) 843-5000

                         CALCULATION OF REGISTRATION FEE


===================================================================================================
                                        PROPOSED MAXIMUM      PROPOSED MAXIMUM
TITLE OF SECURITIES                    OFFERING PRICE PER    AGGREGATE OFFERING
TO BE REGISTERED       AMOUNT TO BE          SHARE (1)             PRICE (1)           AMOUNT OF
                        REGISTERED                                                 REGISTRATION FEE
---------------------------------------------------------------------------------------------------
Stock Options and
Common Stock (par
value $.001)           660,000         $ 3.72                $2,455,200.00         $744.00
===================================================================================================



(1) Estimated solely for the purpose of calculating the amount of the registration fee pursuant to Rule 457(h)(1). The price per share and aggregate offering price are based upon the average of the high and low sales price of Registrant's Common Stock on January 24, 1997 as reported on the Nasdaq National Market.



============================================================================================================
                                                                    OFFERING PRICE PER    AGGREGATE OFFERING
           TITLE OF SHARES                      NUMBER OF SHARES           SHARE                 PRICE
------------------------------------------------------------------------------------------------------------
Stock Options and Common Stock pursuant to
the 1980 Stock Option Plan, as amended. 1984
Supplemental Stock Option Plan, as amended.
1984 Employee Stock Purchase Plan, as
amended.                                             600,000            $3.72             $ 2,232,000
------------------------------------------------------------------------------------------------------------
Stock Options and Common Stock pursuant to
the 1992 Non-Employee Directors' Stock Option
Plan                                                  60,000            $3.72             $   223,200
------------------------------------------------------------------------------------------------------------
Proposed maximum aggregate offering price                                                 $ 2,455,200
------------------------------------------------------------------------------------------------------------
                                                                                          x.000303030303
------------------------------------------------------------------------------------------------------------
Registration Fee                                                                          $    744.00
============================================================================================================



      Approximate date of commencement of proposed sale to the public: As soon as practicable after this Registration Statement becomes effective.

                    INCORPORATION BY REFERENCE OF CONTENTS OF
                       REGISTRATION STATEMENTS ON FORM S-8

      This Registration Statement on Form S-8 is being filed for the purpose of registering an aggregate of 660,000 additional shares of Common Stock of Compression Labs, Incorporated (the "Company") to be issued pursuant to the 1980 Stock Option Plan, as amended, the 1984 Supplemental Stock Option Plan, as amended, the 1984 Employee Stock Purchase Plan, as amended and the 1992 Non-Employee Directors' Stock Option Plan (the "Plans"). The Registration Statements on Form S-8 previously filed with the Securities and Exchange Commission (the "Commission") relating to the Plans (File Nos. 33-61349, 33-79790, 33-70950, 33-70860, 33- 40405, 33-32366, 33-24383, 33-17283, 33-09217,
2-96228 and 2-92695, filed with the Commission on July 27, 1995, June 6, 1994, October 27, 1993, October 27, 1993, April 30, 1991, November 30 1989, September 13, 1988, September 17, 1987, October 1, 1986, March 5, 1985 and August 9, 1984,
respectively) are incorporated by reference herein.

                                    EXHIBITS

EXHIBIT
NUMBER
-------
5.1         Opinion of Cooley Godward LLP.

23.1        Consent of independent auditors KPMG Peat Marwick LLP.

23.2        Consent of Cooley Godward LLP is contained in Exhibit 5.1 to this Registration Statement.

24.1        Power of Attorney is contained on the signature pages.

                                   SIGNATURES


      Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Jose, State of California, on January 29, 1997.


                             COMPRESSION LABS, INCORPORATED




                             By:   /s/ T. Gary Trimm
                                   T. Gary Trimm
                                   President, Chief Executive Officer, Principal Financial Officer and Director




                                POWER OF ATTORNEY


      KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints T. Gary Trimm, Michael E. Seifert and Glen R. Jones, and each or any one of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.


                                       2.

      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

SIGNATURE                          TITLE                              DATE
      /s/ T. Gary Trimm            President, Chief Executive
-------------------------------    Officer, and Director (Principal   January 29, 1997
      (T. Gary Trimm)              Executive and Financial Officer)

      /s/ Michael E. Seifert       Vice President, Finance,
-------------------------------    Treasurer and Chief Accounting     January 29, 1997
      (Michael E. Seifert)         Officer (Principal Accounting
                                   Officer)

      /s/ Arthur G. Anderson       Director, Chairman of the Board    January 29, 1997
-------------------------------    of Directors
      (Arthur G. Anderson)

      /s/ Robert J. Casale         Director                           January 29, 1997
-------------------------------
     (Robert J. Casale)

      /s/ Robert B. Liepold        Director
-------------------------------                                       January 29, 1997
      (Robert B. Liepold)

      /s/ David A. Wegmann         Director                           January 29, 1997
-------------------------------
      (David A. Wegmann)


                                       3.

                                  EXHIBIT INDEX



EXHIBIT
NUMBER                      DESCRIPTION                   SEQUENTIAL PAGE NUMBER

5.1     Opinion of Cooley Godward LLP.

23.1    Consent of independent auditors KPMG Peat Marwick LLP.

23.2 Consent of Cooley Godward LLP is contained in Exhibit 5.1 to this Registration Statement.

24.1    Power of Attorney is contained on the signature pages.




                                       4.